UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2012
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P.A.M. TRANSPORTATION SERVICES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, the Board of Directors of P.A.M. Transportation Services, Inc. (the “Company”) granted stock options to certain employees pursuant to the Company’s 2006 Stock Option Plan, which has been previously filed with the Commission.  Daniel Cushman, the Company’s President and Chief Executive Officer, received a stock option grant of 49,000 shares.  Larry Goddard, the Company’s Executive Vice President, received a grant of 15,000 shares. Lance Stewart, the Company’s Vice President of Finance, Chief Financial Officer, Secretary and Treasurer, received a stock option grant of 15,000 shares. All options have an exercise price of $10.90 per share, which is equal to the fair market value of the common stock on the date of grant. Each stock option grant vests in five equal annual installments beginning on May 24, 2013.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2012, the Annual Meeting of Stockholders of the Company was held, at which meeting eight directors were elected to serve as the Board of Directors until the next Annual Meeting of Stockholders and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2012 was ratified. Final vote tabulations are indicated below:

(1)      Election of eight director nominees to serve until the date of the next annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Frederick P. Calderone	5,742,042	1,598,503	893,966
Frank L. Conner	7,277,420	63,125	893,966
Daniel H. Cushman	6,313,371	1,027,174	893,966
W. Scott Davis	7,277,420	63,125	893,966
Manuel J. Moroun	5,526,395	1,814,150	893,966
Matthew T. Moroun	5,742,042	1,598,503	893,966
Daniel C. Sullivan	7,277,420	63,125	893,966
Charles F. Wilkins	7,277,420	63,125	893,966

(2)      Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,226,261	8,200	50	0

Abstentions and broker non-votes were included in the calculation of the number of shares considered to be represented at the meeting, but were not included as votes cast on a proposal.  Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: May 30, 2012	By:	/s/ Daniel H. Cushman
Daniel H. Cushman President and Chief Executive Officer